UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2020

Acacia Diversified Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-14088	75-2095676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North - #138 Clearwater, FL 33760

(Address of Principal Executive Offices)

(727) 678-4420

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe", “estimate”, “expect”, “intend” and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates and projections about the company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. Information on the Acacia, MariJ Pharmaceuticals, Inc. or Eufloria Medical of Tennessee, Inc. websites does not constitute a part of this Current Report.

Section 8 – Other Events

Item 8.01 Other Events

Acacia Diversified Holdings, Inc. (“Acacia” or the “Company”) (OTCQB symbol: ACCA), an emerging hemp Company, through its wholly owned subsidiaries, MariJ Pharmaceuticals, Inc. www.marijinc.com (MariJ), and Eufloria Medical of Tennessee, Inc. www.eufloriamedical.com (Eufloria) focused on the growing and distribution of new and proprietary medicinal hemp products for patrons, USDA certified organic mobile processing and handling solutions for its customers, and technology solutions for the expanding physician market, through MEDAHUB Companies, Inc. (MEDAHUB); is pleased to announce that the Company has received its final Patent #10561693 for the Company’s Cultivation, Processing and Synthesis of Cannabidols on products made with patented CO2 technology as a full spectrum, whole plant hemp product. Included in the Patent, are tintures, capsules, distilate and Isolate along with the Company’s USDA certified organic Dahlias Botanicals product www.dahliasbotanicals.org and 1,200mg hemp oil sublingual grown by Eufloria and processed and manufactured by cGMP certified MariJ. These products were highly recognized in the Southern Championship Cup that was held in Nashville, Tennessee on December 8, 2019. In the Consumables category, Dahlia’s Botanicals was awarded 1st place and Eufloria’s 1,200mg had the honor of 2nd place in the competition. The Company believes that the awarded patent will be a huge benefit going forward as the hemp industry evolves. The Company intends to make these products available on Amazon for customers to purchase.

About the Company:

Acacia Diversified Holdings has a wholly-owned subsidiary for growing hemp called Eufloria and it uses its processing and manufacturing company, MariJ to create consumer products for distribution under the Eufloria brand. Dahlia’s Botanicals is another part of the Acacia portfolio, with a portion of sales from its U.S.D.A Certified Organic Hemp product going to the Cannamoms organization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acacia Diversified Holdings, Inc.

Date: February 3, 2020	/s/ Richard K. Pertile
Richard K. Pertile, Chief Executive Officer